GREAT AMERICAN RESERVE
                                INSURANCE COMPANY

                           VARIABLE ANNUITY ACCOUNT C
                  INDIVIDUAL & GROUP VARIABLE DEFERRED ANNUITY
                                    CONTRACTS

                             STATEMENT OF ADDITIONAL
                                   INFORMATION


                                DATED MAY 1, 1997



                                   OFFERED BY


                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                   11815 N. PENNSYLVANIA ST., CARMEL, IN 46032
                                 (317) 817-3700

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with a Prospectus for Great American Reserve Variable Annuity Account C ("Variable Account") - Individual Variable Deferred Annuity Contracts or Group Variable Deferred Annuity Contracts, each dated May 1, 1997. You can obtain a copy of a Prospectus by contacting Great American Reserve Insurance Company ("Great American Reserve") at the address or telephone number given above.



                                TABLE OF CONTENTS                    PAGE


General Information and History.....................................  B-2
Independent Accountants.............................................  B-2
Distribution........................................................  B-2
Calculation of Yield Quotations.....................................  B-2
Calculation of Total Return Quotations..............................  B-3
Other Performance Data..............................................  B-6
Financial Statements................................................  F-1

                                 Great American
                                     Reserve
                                 1997 Account C
--------------------------------------------------------------------------------


GENERAL INFORMATION AND HISTORY

     Great American Reserve is an indirect wholly owned subsidiary of Conseco, Inc. (Conseco). The operations of Great American Reserve are handled by Conseco. Conseco is a publicly owned financial services holding company, the principal operations of which are in the development, marketing and administration of specialized annuity and life insurance products. Conseco has its principal offices at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     The Variable Account was established by Great American Reserve.

INDEPENDENT ACCOUNTANTS

     The financial statements of Great American Reserve Variable Annuity Account C and Great American Reserve have been examined by Coopers & Lybrand L.L.P., Indianapolis, Indiana, independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

DISTRIBUTION


    Great American Reserve continuously offers the Contracts through associated persons of the principal underwriter for Variable Account, Conseco Equity Sales, Inc. ("Conseco Equity Sales"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Conseco Equity Sales is located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032, and is an affiliate of Great American Reserve. For the years ending December 31, 1996, December 31, 1995, and December 31, 1994, Great American Reserve paid Conseco Equity Sales total underwriting commissions of $1,930,300, $2,258,273, and $3,025,419, respectively. In addition, certain Contracts may be sold by life insurance/registered representatives of other registered broker-dealers.

     Conseco Equity Sales performs the sales functions relating to the Contracts and Great American Reserve provides all administrative services. To cover the sales expenses and administrative expenses (including such items as salaries, rent, postage, telephone, travel, legal, actuarial, audit, office equipment and printing), Great American Reserve makes sales and administrative deductions, varying by type of Contract. See Contract Charges in the Prospectus.


CALCULATION OF YIELD QUOTATIONS

     The Money Market Sub-accounts standard yield quotations may appear in sales material and advertising as calculated by the standard method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is based on a seven-day period and computed as follows: The Money Market Sub-accounts daily net investment factor minus one (1.00) is multiplied by 365 to produce an annualized yield. The annualized yields of the seven-day period are then averaged and carried to the nearest one-hundredth of one percent. This yield reflects investment results less deductions for investment advisory fees and mortality and expense risk fees but does not include deductions for any applicable annual administrative fees. Because of these deductions, the yield for the Money Market Sub-account will be lower than the yield for the corresponding Fund of the Conseco Series Trust.

     The Money Market Sub-accounts effective yield may appear in sales material and advertising for the same seven-day period, determined on a compound basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on the Money Market Sub-account will generally fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held by the corresponding Fund of the Conseco Series Trust and its operating expenses.


     The Conseco Series Trust Asset Allocation, Common Stock, Corporate Bond, and Government Securities Portfolios; the Alger American Fund Growth, Leveraged AllCap, MidCap Growth, and Small Capitalization Portfolios; the American Century Variable Portfolios, Inc. International and Value Funds; the Berger IPT - 100,

--------------------------------------------------------------------------------



Berger IPT - Growth and Income, Berger IPT - Small Company Growth, and Berger/BIAM IPT - International Funds; the Dreyfus Socially Responsible Growth Fund, Inc.; the Dreyfus Stock Index Fund; the Federated Insurance Series High Income Bond II, International Equity II, and Utility II Funds; the Janus Aspen Series Aggressive Growth, Growth, and Worldwide Growth Portfolios; the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios; the Strong Variable Insurance Funds, Inc. Growth Fund II; Strong Special Fund II; and the Van Eck Worldwide Insurance Trust Worldwide Hard Assets (formerly, Gold and Natural Resources), Worldwide Bond, Worldwide Emerging Markets, and [Temporary Worldwide Hard Assets] Funds may advertise investment performance figures, including yield. Each Sub-account's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


      YIELD  =  2 ((A-B/CD) + 1)6 -1

      Where:


         A  = the dividends and interest earned during the period.

         B = the expenses accrued for the period (net of reimbursements, if any).

         C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         D = the maximum offering (which is the net asset value) per share on the last day of the period.


CALCULATION OF TOTAL RETURN
QUOTATIONS


     Great American Reserve may include certain total return quotations for the Conseco Series Trust Asset Allocation, Common Stock, Corporate Bond, and Government Securities Portfolios; the Alger American Fund Growth, Leveraged AllCap, MidCap Growth, and Small Capitalization Portfolios; the American Century Variable Portfolios, Inc. International and Value Funds; the Berger IPT - 100, Berger IPT - Growth and Income, Berger IPT - Small Company Growth, and Berger/BIAM IPT International Funds; the Dreyfus Socially Responsible Growth Fund, Inc.; the Dreyfus Stock Index Fund; the Federated Insurance Series High Income Bond II, International Equity II, and Utility II Funds; the Janus Aspen Series Aggressive Growth, Growth, and Worldwide Growth Portfolios; the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios; the Strong Variable Insurance Funds, Inc. Growth Fund II; Strong Special Fund II; and the Van Eck Worldwide Insurance Trust Worldwide Hard Assets (formerly, Gold and Natural Resources), Worldwide Bond, Worldwide Emerging Markets, and [Temporary Worldwide Hard Assets] Funds in advertising, sales literature or reports to Contract Owners or prospective purchasers. Such total return quotations will be expressed as the average annual rate of total return over one-, five- and 10-year periods ended as of the end of the immediately preceding calendar quarter, and as the dollar amount of annual total return on a year-to-year, rolling 12-month basis ended as of the end of the immediately preceding calendar quarter.


     Average annual total return quotations are computed according to the following formula:

      P (1+T)n  =  ERV

      Where:

      P   = beginning purchase payment of $1,000.

      T   = average annual total return.

      N   = number of years in period.

      ERV = ending redeemable value of a hypothetical $1,000 purchase payment made at the beginning of the one-, five- or 10-year period at the end of the one-, five- or 10-year period (or fractional portion thereof).

                                 Great American
                                     Reserve
                                 1997 Account C
--------------------------------------------------------------------------------

GROUP VARIABLE DEFERRED ANNUITY


                                                                                              AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       1 YEAR            5 YEARS           10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                             (1/1/96-12/31/96)  (1/1/92-12/31/96)  (1/1/87-12/31/96)
------------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
  Asset Allocation Portfolio ...........................................               21.14%            14.77%(2)             N/A
  Common Stock Portfolio ...............................................               37.41%            15.96%              14.92%
  Corporate Bond Portfolio .............................................                (.63)%            6.90%               8.21%
  Government Securities Portfolio ......................................               (2.99)%            3.22%(2)             N/A
THE ALGER AMERICAN FUND
  Alger American Leveraged AllCap Portfolio ............................                5.78%            28.85%(3)             N/A
  Alger American Small Capitalization Portfolio ........................               (1.64)%           12.38%(3)             N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ......................               14.55%            20.81%(3)             N/A
DREYFUS STOCK INDEX FUND ...............................................               15.29%            20.18%(3)             N/A
FEDERATED INSURANCE SERIES
  Federated High Income Bond Fund II ...................................                7.93%             9.57%(3)             N/A
  Federated International Equity Fund II ...............................                2.27%             3.29%(3)             N/A
  Federated Utility Fund II ............................................                5.41%            11.41%(3)             N/A
JANUS ASPEN SERIES
  Aggressive Growth Portfolio ..........................................                1.99%            17.73%(3)             N/A
  Growth Portfolio .....................................................               11.84%            18.59%(3)             N/A
  Worldwide Growth Portfolio ...........................................               21.84%            28.10%(3)             N/A
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund (formerly, Gold and Natural Resources Fund)               11.48%            12.48%(3)             N/A
  Worldwide Bond Fund ..................................................               (3.20)%            (.68)%(3)            N/A

------------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(2) Since inception (May 1, 1993).
(3) Since inception (June 1, 1995).

--------------------------------------------------------------------------------

INDIVIDUAL FLEXIBLE PREMIUM PAYMENT ANNUITY



                                                                                             AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    1 YEAR              5 YEARS            10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                          (1/1/96-12/31/96)    (1/1/92-12/31/96)  (1/1/87-12/31/96)
-----------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
    Asset Allocation Portfolio ...........................................           17.64%            14.73%(2)              N/A
    Common Stock Portfolio ...............................................           33.44%            15.70%               15.11%
    Corporate Bond Portfolio .............................................           (3.51)%            6.67%                8.38%
    Government Securities Portfolio ......................................           (5.80)%            3.22%(2)              N/A
THE ALGER AMERICAN FUND
    Alger American Leveraged AllCap Portfolio ............................            2.71%            27.31%(3)              N/A
    Alger American Small Capitalization Portfolio ........................           (4.39)%           11.04%(3)              N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ........................           11.28%            19.37%(3)
DREYFUS STOCK INDEX FUND .................................................           11.88%            18.75%(3)              N/A
FEDERATED INSURANCE SERIES
    Federated High Income Bond Fund II ...................................            4.81%             8.26%(3)              N/A
    Federated International Stock Fund II ................................            (.68)%            2.06%(3)              N/A
    Federated Utility Fund II ............................................            2.28%            10.08%(3)              N/A
JANUS ASPEN SERIES
    Aggressive Growth Portfolio ..........................................           (1.04)%           16.33%(3)              N/A
    Growth Portfolio .....................................................            8.61%            17.17%(3)              N/A
    Worldwide Growth Portfolio ...........................................           18.32%            26.57%(3)              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
    Worldwide Hard Assets Fund (formerly, Gold and Natural Resources Fund)            8.26%            11.14%(3)              N/A
    Worldwide Bond Fund ..................................................           (6.00)%           (1.87)%(3)             N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(2) Since inception (May 1, 1993).
(3) Since inception (June 1, 1995).

                                 Great American
                                     Reserve
                                 1997 Account C
--------------------------------------------------------------------------------

INDIVIDUAL SINGLE PREMIUM PAYMENT ANNUITY


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    1 YEAR              5 YEARS           10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                           (1/1/96-2/31/96)     (1/1/92-2/31/96)   (1/1/87-2/31/96)
-----------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
    Asset Allocation Portfolio ...........................................           18.01%            15.09%(2)              N/A
    Common Stock Portfolio ...............................................           33.85%            15.98%               15.15%
    Corporate Bond Portfolio .............................................           (3.20)%            6.92%                8.43%
    Government Securities Portfolio ......................................           (5.50)%            3.48%(2)              N/A
THE ALGER AMERICAN FUND
    Alger American Leveraged AllCap Portfolio ............................            3.04%            27.57%(3)              N/A
    Alger American Small Capitalization Portfolio ........................           (4.18)%           10.52%(3)              N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ........................           11.51%            19.61%(3)              N/A
DREYFUS STOCK INDEX FUND .................................................           12.23%            18.99%(3)              N/A
FEDERATED INSURANCE SERIES
    Federated High Income Bond Fund II ...................................            5.14%             8.48%(3)              N/A
    Federated International Equity Fund II ...............................            (.37)%            2.27%(3)              N/A
    Federated Utility Fund II ............................................            2.61%            10.30%(3)              N/A
JANUS ASPEN SERIES
    Aggressive Growth Portfolio ..........................................            (.72)%           16.56%(3)              N/A
    Growth Portfolio .....................................................            8.95%            17.41%(3)              N/A
    Worldwide Growth Portfolio ...........................................           18.69%            26.83%(3)              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
    Worldwide Hard Assets Fund (formerly, Gold and Natural Resources Fund)            8.60%            11.37%(3)              N/A
    Worldwide Bond Fund ..................................................           (5.70)%           (1.67)%(3)             N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(1) Since inception (May 1, 1993).
(2) Since inception (June 1, 1995).



OTHER PERFORMANCE DATA

     Great American Reserve may from time to time also illustrate average annual total returns in a non-standard format as appears in the following "Gross Average Annual Total Returns" tables, in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be zero.

--------------------------------------------------------------------------------


GROUP VARIABLE DEFERRED ANNUITY



                                                                                       GROSS AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     1 YEAR            5 YEARS              10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                          (1/1/96-12/31/96)   (1/1/92-12/31/96)    (1/1/87-12/31/96)
------------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
   Asset Allocation Portfolio ............................................           27.01%            16.29%(2)              N/A
   Common Stock Portfolio ................................................           44.06%            16.68%               15.19%
   Corporate Bond Portfolio ..............................................            4.19%             7.56%                8.47%
   Government Securities Portfolio .......................................            1.72%             4.52%(2)              N/A
THE ALGER AMERICAN FUND
   Alger American Leveraged AllCap Portfolio .............................           10.92%            32.64%(3)              N/A
   Alger American Small Capitalization Portfolio .........................            3.14%            15.69%(3)              N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ........................           20.02%            24.37%(3)              N/A
DREYFUS STOCK INDEX FUND .................................................           20.79%            23.72%(3)              N/A
FEDERATED INSURANCE SERIES
   Federated High Income Bond Fund II ....................................           13.17%            12.80%(3)              N/A
   Federated International Equity Fund II ................................            7.24%             6.34%(3)              N/A
   Federated Utility Fund II .............................................           10.45%            14.69%(3)              N/A
JANUS ASPEN SERIES
   Aggressive Growth Portfolio ...........................................            6.87%            21.20%(3)              N/A
   Growth Portfolio ......................................................           17.27%            22.08%(3)              N/A
   Worldwide Growth Portfolio ............................................           27.75%            31.87%(3)              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets Fund (formerly, Gold and Natural Resources Fund)            16.88%            15.80%(3)              N/A
   Worldwide Bond Fund ...................................................            1.50%             2.24%(3)              N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(2) Since inception (May 1, 1993)
(3) Since inception (June 1, 1995)

                                 Great American
                                     Reserve
                                 1997 Account C
--------------------------------------------------------------------------------


INDIVIDUAL FLEXIBLE PREMIUM PAYMENT ANNUITY



                                                                                        GROSS AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     1 YEAR            5 YEARS              10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                          (1/1/96-12/31/96)   (1/1/92-12/31/96)    (1/1/87-12/31/96)
------------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
   Asset Allocation Portfolio ............................................           27.01%            16.29%(2)              N/A
   Common Stock Portfolio ................................................           44.06%            16.68%               15.19%
   Corporate Bond Portfolio ..............................................            4.19%             7.56%                8.47%
   Government Securities Portfolio .......................................            1.72%             4.52%(2)              N/A
THE ALGER AMERICAN FUND
   Alger American Leveraged AllCap Portfolio .............................           10.92%            32.64%(3)              N/A
   Alger American Small Capitalization Portfolio .........................            3.14%            15.69%(3)              N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ........................           20.02%            24.37%(3)              N/A
DREYFUS STOCK INDEX FUND .................................................           20.79%            23.72%(3)              N/A
FEDERATED INSURANCE SERIES
   Federated High Income Bond Fund II ....................................           13.17%            12.80%(3)              N/A
   Federated International Equity Fund II ................................            7.24%             6.34%(3)              N/A
   Federated Utility Fund II .............................................           10.45%            14.69%(3)              N/A
JANUS ASPEN SERIES
   Aggressive Growth Portfolio ...........................................            6.87%            21.20%(3)              N/A
   Growth Portfolio ......................................................           17.27%            22.08%(3)              N/A
   Worldwide Growth Portfolio ............................................           27.75%            31.87%(3)              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets Fund (formely, Gold and Natural Resources Fund) .           16.88%            15.80%(3)              N/A
   Worldwide Bond Fund ...................................................            1.50%             2.24%(3)              N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(2) Since inception (May 1, 1993).
(3) Since inception (June 1, 1995).

--------------------------------------------------------------------------------


INDIVIDUAL SINGLE PREMIUM PAYMENT ANNUITY


                                                                                          GROSS AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     1 YEAR            5 YEARS              10 YEARS
VARIABLE ACCOUNT SUB-ACCOUNTS(1)                                           (1/1/96-12/31/96)  (1/1/92-12/31/96)    (1/1/87-12/31/96)
------------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST
   Asset Allocation Portfolio ............................................           27.01%            16.29%(2)              N/A
   Common Stock Portfolio ................................................           44.06%            16.68%               15.19%
   Corporate Bond Portfolio ..............................................            4.19%             7.56%                8.47%
   Government Securities Portfolio .......................................            1.72%             4.52%(2)              N/A
THE ALGER AMERICAN FUND
   Alger American Leveraged AllCap Portfolio .............................           10.92%            32.64%(3)              N/A
   Alger American Small Capitalization Portfolio .........................            3.14%            15.69%(3)              N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC ........................           20.02%            24.37%(3)              N/A
DREYFUS STOCK INDEX FUND .................................................           20.79%            23.72%(3)              N/A
FEDERATED INSURANCE SERIES
   Federated High Income Bond Fund II ....................................           13.17%            12.80%(3)              N/A
   Federated International Equity Fund II ................................            7.24%             6.34%(3)              N/A
   Federated Utility Fund II .............................................           10.45%            14.69%(3)              N/A
JANUS ASPEN SERIES
   Aggressive Growth Portfolio ...........................................            6.87%            21.20%(3)              N/A
   Growth Portfolio ......................................................           17.27%            22.08%(3)              N/A
   Worldwide Growth Portfolio ............................................           27.75%            31.87%(3)              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets Fund (formerly, Gold and Natural Resources Fund)            16.88%            15.80%(3)              N/A
   Worldwide Bond Fund ...................................................            1.50%             2.24%(3)              N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) No information is provided with respect to the Sub-accounts investing in the Alger American Fund Growth and MidCap Growth Portfolios, the American Century Variable Portfolios, Inc. International and Value Funds, the Berger IPT-100, Berger IBT-Growth and Income, Berger IPT-Small Company Growth, and Berger/BIAM IPT-International Funds, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond and Partners Portfolios, the Strong Special Fund II, the Strong Variable Insurance Funds, Inc. Growth Fund II, or the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund, because these Funds were not available as of December 31, 1996.
(2) Since inception (May 1, 1993).
(3) Since inception (June 1, 1995).


     All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also illustrated.


     Performance data for the Variable Account investment options may be compared in advertisements, sales literature and reports to Contract Owners, with the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indices, and other groups of variable annuity separate accounts or other investment products tracked by Morningstar, Inc., a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.


     Reports and promotional literature may also contain other information, including the effect of tax-deferred compounding on an investment options performance returns, or returns in general, which may be illustrated by graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     Reports and promotional literature may also contain the ratings Great American Reserve has received from independent rating agencies. However, Great American Reserve does not guarantee the investment performance of the Variable Account investment options.

FINANCIAL STATEMENTS


     Audited Financial Statements of Great American Reserve Variable Annuity Account C and Great American Reserve Insurance Company as of December 31, 1996, are included herein.

INDEX TO FINANCIAL STATEMENTS
                                                                PAGE
GREAT AMERICAN RESERVE VARIABLE ANNUITY
ACCOUNT C
    Report of Independent Accountants .........................  F-2
    Statement of Assets and Liabilities
        as of December 31, 1996 ...............................  F-3
    Statements of Operations for the Years Ended
       December 31, 1996 and 1995 .............................  F-5
    Statements of Changes in Net Assets for
       the Years Ended December 31, 1996
       and 1995 ...............................................  F-5
    Notes to Financial Statements .............................  F-6

GREAT AMERICAN RESERVE INSURANCE COMPANY
    Report of Independent Accountants .........................  F-10
    Balance Sheet as of December 31, 1996 and 1995 ............  F-11
    Statement of Operations for the Year Ended
       December 31, 1996, the Four and Eight Month Periods
       Ended December 31, 1995 and August 31, 1995,
       respectively, and the Year Ended December 31, 1994 .....  F-13
    Statement of Shareholders' Equity for the Year Ended
       December 31, 1996, the Four and Eight Month Periods
       Ended December 31, 1995 and August 31, 1995,
       respectively, and the Year Ended December 31, 1994 .....  F-14
    Statement of Cash Flows for the Year Ended
       December 31, 1996, the Four and Eight Month Periods
       Ended December 31, 1995 and August 31, 1995,
       respectively, and the Year Ended December 31, 1994 .....  F-15
    Notes to Financial Statements .............................  F-16

                        REPORT OF INDEPENDENT ACCOUNTANTS





TO THE BOARD OF DIRECTORS OF GREAT
AMERICAN RESERVE INSURANCE COMPANY
AND CONTRACT OWNERS OF GREAT AMERICAN
RESERVE VARIABLE ANNUITY ACCOUNT C

       We have audited the accompanying statement of assets and liabilities of Great American Reserve Variable Annuity Account C (the "Account") as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of portfolio shares owned at December 31, 1996 by correspondence with custodians. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great American Reserve Variable Annuity Account C as of December 31, 1996, and the results of its operations and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.

Indianapolis, Indiana
February 21, 1997

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                December 31, 1996

--------------------------------------------------------------------------------


                                                                                                            Reported
                                                                               Shares           Cost          Value
                                                                             ---------------------------------------
Assets:
     Investments in portfolio shares, at net asset value (Note 2):
         The Alger American Fund:
                  Leveraged AllCap Portfolio                                   26,879.1    $  502,374      $520,380
                  Small Capitalization Portfolio                               39,899.0     1,632,132     1,632,268
              Conseco Series Trust:
                  Asset Allocation Portfolio...........................       750,142.1     9,244,540    10,103,394
                  Common Stock Portfolio...............................     7,215,439.7   131,809,494   157,642,272
                  Corporate Bond Portfolio.............................     1,564,728.0    15,586,483    15,599,830
                  Government Securities Portfolio......................        35,992.6       424,301       429,854
                  Money Market Portfolio...............................     4,834,872.5     4,834,872     4,834,872
              The Dreyfus Socially Responsible Growth Fund, Inc,.......         8,038.7       150,364       161,497
              Dreyfus Stock Index Fund.................................        96,525.0     1,756,560     1,957,527
              Federated Insurance Series:
                  Federated High Income Bond Fund II...................         5,219.4        52,382        53,447
                  Federated International Equity Fund II...............         6,929.2        74,026        77,329
                  Federated Utility Fund II............................        11,789.0       130,079       139,228
              The Janus Aspen Series:
                  Aggressive Growth Portfolio..........................        65,615.0     1,170,617     1,196,818
                  Growth Portfolio.....................................        50,555.8       743,393       784,120
                  Worldwide Growth Portfolio...........................       148,894.9     2,673,682     2,894,517
              The Van Eck Worldwide Insurance Trust:
                  Gold and Natural Resources Fund .....................         3,759.6        60,462        62,861
                  Worldwide Bond Fund..................................         2,216.2        24,522        24,600
                  Worldwide Hard Assets Fund...........................        17,066.6       201,501       252,757
-------------------------------------------------------------------------------------------------------------------


                  Total assets.........................................                                 198,367,571

Liabilities:
         Amounts due to Great American Reserve Insurance Company.......                                     177,774
-------------------------------------------------------------------------------------------------------------------


                  Net assets (Note 6)..................................                               $ 198,189,797
-------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of these financial statements.

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

---------------------------------------------------------------------------------------------------------------------

                                                                                              Unit           Reported
                                                                               Units          Value             Value
                                                                             ----------------------------------------
Net assets attributable to:
     Contract owners' deferred annuity reserves:
         The Alger American Fund:
                  Leveraged AllCap Portfolio............................      332,179.9     $ 1.565215   $   519,933
                  Small Capitalization Portfolio........................    1,294,236.4       1.260092     1,630,857
              Conseco Series Trust:
                  Asset Allocation Portfolio............................    5,801,101.7       1.740091    10,094,443
                  Common Stock Portfolio
                      Qualified.........................................    8,464,008.5      17.932908   151,784,283
                      Nonqualified......................................      283,827.9      14.195419     4,029,055
                  Corporate Bond Portfolio
                      Qualified.........................................    2,973,412.1       4.990233    14,838,020
                       Nonqualified.....................................      136,641.6       4.794729       655,159
                  Government Securities Portfolio.......................      365,163.5       1.176168       429,494
                  Money Market Portfolio
                       Qualified........................................    1,583,355.5       2.598401     4,114,193
                       Nonqualified.....................................      266,262.2       2.598400       691,856
              The Dreyfus Socially Responsible Growth Fund, Inc.              114,172.5       1.413293       161,359
              Dreyfus Stock Index Fund..................................    1,395,519.7       1.401553     1,955,894
              Federated Insurance Series:
                  Federated High Income Bond Fund II....................       44,123.6       1.210427        53,408
                  Federated International Equity Fund II................       70,089.7       1.102350        77,263
                  Federated Utility Fund II.............................      111,928.9       1.242795       139,105
              The Janus Aspen Series:
                  Aggressive Growth Portfolio...........................      881,491.1       1.356519     1,195,759
                  Growth Portfolio......................................      570,926.9       1.372222       783,438
                  Worldwide Growth Portfolio............................    1,845,276.1       1.550846     2,861,739
              The Van Eck Worldwide Insurance Trust:
                  Gold and Natural Resources Fund.......................       49,773.1       1.261915        62,809
                  Worldwide Bond Fund...................................       23,734.7       1.035786        24,584
                  Worldwide Hard Assets Fund............................      163,726.6       1.542455       252,541
--------------------------------------------------------------------------------------------------------------------


                        Net assets attributable to contract owners' deferred annuity reserves........    196,355,192
--------------------------------------------------------------------------------------------------------------------


Contract owners' annuity payment reserves:
         Conseco Series Trust:
              Common Stock Portfolio
                  Qualified..........................................................................      1,660,667
                  Nonqualified.......................................................................         20,036
              Corporate Bond Portfolio
                  Qualified..........................................................................         94,182
              Money Market Portfolio
                  Qualified..........................................................................         29,359
         Janus Aspen Worldwide Growth Portfolio......................................................         30,361
--------------------------------------------------------------------------------------------------------------------


                  Net assets attributable to contract owners' annuity payment reserves...............      1,834,605
--------------------------------------------------------------------------------------------------------------------


                  Net assets.........................................................................  $ 198,189,797
--------------------------------------------------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                             STATEMENT OF OPERATIONS
                 For the Years Ended December 31, 1996 and 1995


-------------------------------------------------------------------------------------------------------------------

                                                                                         1996               1995
-------------------------------------------------------------------------------------------------------------------

Investment Income:
         Dividends from investments in portfolio shares.............................. $ 33,529,312     $ 19,391,277
Expenses:
         Mortality and expense risk fees.............................................    1,133,054          764,864
-------------------------------------------------------------------------------------------------------------------


         Net investment income.......................................................   32,396,258       18,626,413
-------------------------------------------------------------------------------------------------------------------

Net realized  gains  (losses)  and  unrealized  appreciation  (depreciation)  of investments in portfolio shares:
         Net realized gains on sales of investments in portfolio shares .............    1,468,389          266,507
         Net change in unrealized appreciation of investments in portfolio shares ...   17,278,325       10,798,864
-------------------------------------------------------------------------------------------------------------------


              Net gain on investments in portfolio shares............................   18,746,714       11,065,371
-------------------------------------------------------------------------------------------------------------------


                 Net increase in net assets from operations.......................... $ 51,142,972     $ 29,691,784
-------------------------------------------------------------------------------------------------------------------




                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 1996 and 1995


-------------------------------------------------------------------------------------------------------------------

                                                                                         1996              1995
-------------------------------------------------------------------------------------------------------------------

Changes from operations:
         Net investment income....................................................... $ 32,396,258     $ 18,626,413
         Net realized gains on sales of investments in portfolio shares .............    1,468,389          266,507
         Net change in unrealized appreciation of investments in portfolio shares ...   17,278,325       10,798,864
-------------------------------------------------------------------------------------------------------------------


              Net increase in net assets from operations.............................   51,142,972       29,691,784
-------------------------------------------------------------------------------------------------------------------


Changes from principal transactions:
         Net contract purchase payments..............................................   20,830,794       16,741,302
         Contract redemptions........................................................  (10,807,460)      (5,842,499)
         Net transfers (to) from fixed account.......................................    4,929,986         (206,225)
-------------------------------------------------------------------------------------------------------------------


              Net increase in net assets from principal transactions ................   14,953,320       10,692,578
-------------------------------------------------------------------------------------------------------------------


                Net increase in net assets...........................................   66,096,292       40,384,362
-------------------------------------------------------------------------------------------------------------------


Net assets, beginning of year........................................................  132,093,505       91,709,143

-------------------------------------------------------------------------------------------------------------------


                Net assets, end of year (Note 6).....................................$ 198,189,797     $132,093,505
-------------------------------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of these financial statements.

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                ------------------------------------------------


(1)      GENERAL

         Great American Reserve Variable Annuity Account C ("Account C") was established in 1980 as a segregated investment account for individual and group variable annuity contracts which are registered under the Securities Act of 1933. Account C is registered under the Investment Company Act of 1940, as amended (the "Act"), as a unit investment trust. Account C was originally registered with the U.S. Securities and Exchange Commission as a diversified open-end management investment company under the Act. Effective, May 1, 1993, Account C was restructured into a single unit investment trust which invested solely in shares of the portfolios of the Conseco Series Trust, a diversified open-end management investment company.

         The operations of Account C are included in the operations of Great American Reserve Insurance Company (the "Company") pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

         Effective  June  1,  1995,  the  following   investment   options  were
available:

THE ALGER AMERICAN FUND
         Leveraged AllCap Portfolio
         Small Capitalization Portfolio
THE CONSECO SERIES TRUST
         Asset Allocation Portfolio
         Common Stock Portfolio
         Corporate Bond Portfolio
         Government Securities Portfolio
         Money Market Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND
FEDERATED INSURANCE SERIES
         Federated High Income Bond Fund II
         Federated International Equity Fund II
         Federated Utility Fund II
THE JANUS ASPEN SERIES
         Aggressive Growth Portfolio
         Growth Portfolio
         Worldwide Growth Portfolio
THE VAN ECK WORLDWIDE INSURANCE TRUST
         Gold and Natural Resources Fund
         Worldwide Bond Fund
         Worldwide Hard Assets Fund

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                ------------------------------------------------



(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION, TRANSACTIONS AND INCOME

         Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, with the exception of regional business holidays. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account C does not hold any investments which are restricted as to resale.


         Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of Account C as of the beginning of the valuation date.


         FEDERAL INCOME TAXES


         No provision for federal income taxes has been made in the accompanying financial statements because the operations of Account C are included in the operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in Account C and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.


         ANNUITY RESERVES


         Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.


         Annuity payment reserves for contracts under which contract owners are receiving periodic retirement payments are computed according to the Progressive Annuity Mortality Table. The assumed net investment rate is equal to the assumed rate of accumulation. The annuity unit values for periodic retirement payments were as shown below.


                                                        December 31,
                                                      1996        1995
                                                      ----        ----

Conseco Series Trust:
           Common Stock
              Qualified.........................    $ 5.793      $ 4.163
              Nonqualified......................      5.363        3.854
           Corporate Bond
              Qualified.........................      4.630        4.580
           Money Market
              Qualified.........................      1.003       --
Janus Aspen Worldwide Growth....................      1.139       --

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                ------------------------------------------------


(3)           PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES

              The aggregate costs of purchases of investments in portfolio shares for the years ended December 31, 1996 and 1995 were $59,138,584 and $35,364,218, respectively. The aggregate proceeds from sales of investments in portfolio shares for the years ended December 31, 1996 and 1995 were $11,667,690 and $5,577,299, respectively.


(4)           DEDUCTIONS AND EXPENSES

              Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by mortality or expense experience because the Company assumes the mortality and expense risks under the contracts.

              The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

              The expense risk assumed by the Company is the risk that the deductions for sales and administrative expenses may prove insufficient to cover the actual sales and administrative expenses.


              The Company deducts daily from Account C a fee, which is equal on an annual basis to 1.00% of the daily value of the total investments of Account C, for assuming the mortality and expense risks except for the Conseco Series Trust Common Stock, Corporate Bond and Money Market portfolios which are 0.64%, 0.74% and 0.99%, respectively. These fees were $1,133,054 and $764,864 for the years ended December 31, 1996 and 1995, respectively.

              Pursuant to an agreement between Account C and the Company (which may be terminated by the Company), the Company provides sales and administrative services to Account C as well as a minimum death benefit prior to retirement for certain contracts. Under individual contracts and group deferred compensation contracts, the Company may deduct a percentage of amounts surrendered to cover sales expenses. The percentage varies up to 8.00% based on the type of contract and the number of years the contract has been held. In addition, the Company deducts units from certain contracts annually and upon full surrender to cover an administrative fee of $15, $20 or $25.

              Under group contracts no longer sold, the Company deducts a percentage of the renewal contract purchase payments to cover sales and administrative expenses and the minimum death benefit prior to retirement of the contract owners.

              These sales and administrative charges were $146,545 and $75,162 for the years ended December 31, 1996 and 1995, respectively.

(5)           OTHER TRANSACTIONS WITH AFFILIATES

              Conseco Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company.

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                ------------------------------------------------


(6)           NET ASSETS

              Net assets consisted of the following at December 31, 1996:

Proceeds from the sales of units since organization,

    less cost of units redeemed                              $      63,392,558
Undistributed net investment income                                 73,802,818
Undistributed net realized gains on sales of investments            33,698,634
Net unrealized appreciation of investments                          27,295,787
                                                              -----------------

              Total net assets                               $     198,189,797
                                                              =================

                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Shareholders and Board of Directors
Great American Reserve Insurance Company

         We have audited the accompanying balance sheet of Great American Reserve Insurance Company (the "Company") as of December 31, 1996 and 1995, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 1996 and the four months ended December 31, 1995. We have also audited the accompanying statements of operations, shareholder's equity and cash flows of the Company for the eight months ended August 31, 1995, and the year ended December 31, 1994, based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of the Company it did not previously own (see note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great American Reserve Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996, the four months ended December 31, 1995, the eight months ended August 31, 1995 and the year ended December 31, 1994, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


Indianapolis, Indiana
March 14, 1997

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1996 and 1995
                              (Dollars in millions)


                                     ASSETS


                                                                                              1996             1995
                                                                                              ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1996 - $1,810.8; 1995 - $1,980.1)...............................................    $1,795.1          $2,030.9
    Mortgage loans.....................................................................        77.3              95.5
    Credit-tenant loans................................................................        93.4              79.4
    Policy loans.......................................................................        80.8              84.7
    Other invested assets .............................................................        89.0              37.8
    Short-term investments.............................................................        14.8              19.0
    Assets held in separate accounts...................................................       232.4             137.5
                                                                                           --------          --------

          Total investments............................................................     2,382.8           2,484.8


Accrued investment income..............................................................        32.9              34.0
Cost of policies purchased.............................................................       143.0             120.0
Cost of policies produced..............................................................        38.2              24.0
Reinsurance receivables................................................................        25.7              27.0
Goodwill (net of accumulated amortization: 1996 - $11.7; 1995 - $10.2) ................        49.7              53.0
Other assets...........................................................................         8.2              14.0
                                                                                           --------          --------

          Total assets.................................................................    $2,680.5          $2,756.8
                                                                                           ========          ========







                            (continued on next page)

                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                           December 31, 1996 and 1995
                 (Dollars in millions, except per share amount)


                                           LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                              1996             1995
                                                                                              ----             ----
Liabilities:
    Insurance liabilities..............................................................    $1,957.5          $2,039.1
    Income tax liabilities.............................................................        29.8              39.0
    Investment borrowings..............................................................        48.4              84.2
    Other liabilities..................................................................        15.5              14.4
    Liabilities related to separate accounts ..........................................       232.4             137.5
                                                                                           --------          --------

            Total liabilities..........................................................     2,283.6           2,314.2
                                                                                           --------          --------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding) ...................       380.8             380.8
    Unrealized appreciation (depreciation) of securities:
       Fixed maturity securities (net of applicable deferred income taxes:
          1996 - $(2.4); 1995 - $6.8)..................................................        (4.4)             11.8
       Other investments (net of applicable deferred income taxes:
          1996 - $(.1); 1995 - $.4)....................................................         (.2)               .6
    Retained earnings..................................................................        20.7              49.4
                                                                                           --------          --------

            Total shareholder's equity.................................................       396.9             442.6
                                                                                           --------          --------

            Total liabilities and shareholder's equity.................................    $2,680.5          $2,756.8
                                                                                           ========          ========











    The accompanying notes are an integral part of the financial statements.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              (Dollars in millions)

                                                                                                       PRIOR BASIS
                                                                                                 ------------------------
                                                                Year           Four months      Eight months       Year
                                                                ended             ended             ended          ended
                                                            December 31,      December 31,       August 31,    December 31,
                                                                1996              1995              1995           1994
                                                              -------            -------            ------         ------
Revenues:
    Insurance policy income...............................    $  81.4             $ 31.8           $  60.5         $ 98.6
    Net investment income.................................      218.4               74.2             136.4          187.9
    Net investment gains..................................        2.7               12.5               7.3             .2
                                                              -------            -------            ------         ------

            Total revenues................................      302.5              118.5             204.2          286.7
                                                              -------            -------            ------         ------

Benefits and expenses:
    Insurance policy benefits.............................       54.9               18.9              45.9           66.2
    Change in future policy benefits......................       (3.7)                .2              (4.3)          (1.3)
    Interest expense on annuities and financial products .      129.4               44.2              74.6          101.4
    Interest expense on investment borrowings ............        6.2                1.0               3.6            2.9
    Amortization related to operations....................       17.8                5.3              11.7           16.0
    Amortization related to investment  gains                     2.5               10.0               4.3            2.7
    Other operating costs and expenses....................       54.3               13.1              23.7           37.3
                                                              -------            -------            ------         ------

            Total benefits and expenses...................      261.4               92.7             159.5          225.2
                                                              -------            -------            ------         ------

            Income before income taxes....................       41.1               25.8              44.7           61.5

Income tax expense........................................       15.4                9.7              16.5           22.7
                                                              -------            -------            ------         ------

            Net income....................................    $  25.7             $ 16.1            $ 28.2         $ 38.8
                                                              =======            =======            ======         ======





    The accompanying notes are an integral part of the financial statements.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)


                                                                                                         PRIOR BASIS
                                                                                                -------------------------
                                                                   Year          Four months    Eight months         Year
                                                                  ended             ended            ended          ended
                                                              December 31,      December 31,      August 31,     December 31,
                                                                   1996              1995           1995             1994
                                                                  ------           ------          ------           ------

Common stock and additional paid-in capital:
    Balance, beginning of period .......................          $380.8           $380.8          $339.7           $339.7
      Adjustment of balance due to new accounting basis               --               --            41.1               --
                                                                  ------           ------          ------           ------

   Balance, end of period ..............................          $380.8           $380.8          $380.8           $339.7
                                                                  ======           ======          ======           ======

Unrealized appreciation (depreciation) of securities:
   Fixed maturity securities:
      Balance, beginning of period .....................          $ 11.8           $  1.3          $(53.0)          $ 33.3
        Change in unrealized appreciation (depreciation)           (16.2)            10.5            55.7            (86.3)
        Adjustment of balance due to new
          accounting basis .............................              --               --            (1.4)              --
                                                                  ------           ------          ------           ------

      Balance, end of period ...........................          $ (4.4)          $ 11.8          $  1.3           $(53.0)
                                                                  ======           ======          ======           ======


   Other investments:
      Balance, beginning of period .....................          $   .6           $   .6          $ (2.1)          $  (.1)
        Change in unrealized appreciation (depreciation)             (.8)              --             3.3             (2.0)
        Adjustment of balance due to new
          accounting basis .............................              --               --             (.6)              --
                                                                  ------           ------          ------           ------

      Balance, end of period ...........................          $  (.2)          $   .6          $   .6           $ (2.1)
                                                                  ======           ======          ======           ======

Retained earnings:
   Balance, beginning of year ..........................          $ 49.4           $ 33.3          $ 80.3           $ 75.6
      Net income .......................................            25.7             16.1            28.2             38.8
      Dividends on common stock ........................           (54.4)              --           (41.2)           (34.1)
      Adjustment of balance due to new
        accounting basis ...............................              --               --           (34.0)              --
                                                                  ------           ------          ------           ------

   Balance, end of year ................................          $ 20.7           $ 49.4          $ 33.3           $ 80.3
                                                                  ======           ======          ======           ======


        Total shareholder's equity .....................          $396.9           $442.6          $416.0           $364.9
                                                                  ======           ======          ======           ======





    The accompanying notes are an integral part of the financial statements.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
                              (Dollars in millions)


                                                                                                         PRIOR BASIS
                                                                                                -------------------------
                                                                   Year          Four months    Eight months         Year
                                                                  ended             ended            ended          ended
                                                              December 31,      December 31,      August 31,     December 31,
                                                                   1996              1995           1995             1994
                                                                  ------           ------          ------           ------

Cash flows from operating activities:
    Net income .........................................          $ 25.7           $ 16.1          $ 28.2           $ 38.8
       Adjustments to reconcile net income to net
          cash provided by operating activities:
            Amortization ...............................            20.4             15.3            16.0             18.7
            Income taxes ...............................            (3.9)             2.3             2.9              1.3
            Insurance liabilities ......................           (40.5)           (25.8)          (14.0)           (10.5)
            Interest credited to insurance liabilities .           129.4             44.2            74.6            101.4
            Fees charged to insurance liabilities ......           (32.8)           (10.3)          (22.2)           (36.5)
            Accrual and amortization of investment income            3.1              3.2            (1.8)            (1.2)
            Deferral of cost of policies produced ......           (13.2)            (3.0)           (6.6)            (9.4)
            Investment gains ...........................            (2.7)           (12.5)           (7.3)             (.2)
            Other ......................................            (8.9)            (8.9)           (3.2)             5.0
                                                                  ------           ------          ------           ------

            Net cash provided by operating activities ..            76.6             20.6            66.6            107.4
                                                                  ------           ------          ------           ------

Cash flows from investing activities:
    Sales of investments ...............................           988.9            513.2           406.5            586.0
    Maturities and redemptions .........................           101.7             60.4            57.5            118.4
    Purchases of investments ...........................          (954.2)          (532.2)         (476.2)          (786.9)
                                                                  ------           ------          ------           ------

            Net cash provided (used) by investing
                activities .............................           136.4             41.4           (12.2)           (82.5)
                                                                  ------           ------          ------           ------

Cash flows from financing activities:
    Deposits to insurance liabilities ..................           169.8             50.8           104.4            146.0
    Cash paid in reinsurance recapture .................              --            (71.1)             --               --
    Investment borrowings ..............................           (35.8)           (36.8)          121.0            (58.3)
    Withdrawals from insurance liabilities .............          (306.7)           (71.9)         (166.3)          (171.4)
    Dividends paid on common stock .....................           (44.5)              --           (41.2)           (34.1)
                                                                  ------           ------          ------           ------

            Net cash provided (used)  by
                financing activities ...................          (217.2)          (129.0)           17.9           (117.8)
                                                                  ------           ------          ------           ------

            Net increase (decrease) in short-term
                investments ............................            (4.2)           (67.0)           72.3            (92.9)

Short-term investments, beginning of period ............            19.0             86.0            13.7            106.6
                                                                  ------           ------          ------           ------

Short-term investments, end of period ..................          $ 14.8           $ 19.0          $ 86.0           $ 13.7
                                                                  ======           ======          ======           ======




    The accompanying notes are an integral part of the financial statements.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



1.   SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BASIS OF PRESENTATION

     Great American Reserve Insurance Company (the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company engaged in the development, marketing and administration of annuity, individual health insurance and individual life insurance products. During 1994, Conseco effectively owned 36 percent of the Company, through its ownership interest in CCP Insurance, Inc. ("CCP"), a holding company organized for companies previously acquired by Conseco Capital Partners, L.P. (the "Partnership"), a limited partnership organized by Conseco. The Company was acquired by the Partnership in 1990 (the "Partnership Acquisition"). During 1995, Conseco's ownership in CCP (and in the Company) increased to 49 percent as a result of purchases of CCP common stock by CCP and Conseco. In August 1995, Conseco completed the purchase of the remaining shares of CCP common stock it did not already own in a transaction pursuant to which CCP was merged with Conseco, with Conseco being the surviving corporation (the "Conseco Acquisition").

     The accompanying financial statements give effect to "push down" purchase accounting to reflect the Partnership Acquisition and the Conseco Acquisition. As a result of applying "push down" purchase accounting: (i) the Company's financial position and results of operations for periods subsequent to the Partnership Acquisition and before the Conseco Acquisition (the "prior basis")
reflect the Partnership's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase date; and (ii) the Company's financial position and results of operations for periods subsequent to the Conseco Acquisition reflect Conseco's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase date.

     The effect of the adoption of the new basis of accounting on the Company's balance sheet accounts on August 31, 1995, was as follows (dollars in millions):

                                                                       DEBIT
                                                                     (CREDIT)
                                                                     --------

      Cost of policies purchased................................      $ 59.0
      Cost of policies produced ................................       (27.0)
      Goodwill..................................................       (15.1)
      Insurance liabilities.....................................        (1.2)
      Income tax liabilities....................................       (11.9)
      Other.....................................................         1.3
      Common stock and additional paid-in capital...............       (41.1)
      Net unrealized appreciation of fixed maturity securities..         1.4
      Net unrealized appreciation of other investments..........          .6
      Retained earnings.........................................        34.0

     The  accompanying  financial  statements  also  include  the  effect of the
December 31, 1994, merger of Jefferson National Life Insurance Company ("Jefferson National", which was acquired by the Partnership in 1990) into the Company. This merger has been accounted for as a pooling of interests; therefore, the assets and liabilities of each company have been combined at their book values and the statements of operations, shareholder's equity and cash flows have been reported as if the merger had occurred on January 1, 1994.

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), which differ in some respects from statutory accounting practices followed in the preparation of financial statements submitted to state insurance departments. The financial statements

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


prepared in conformity with GAAP include amounts based on informed estimates and judgment of management, with consideration given to materiality. Significant estimates and assumptions are utilized in the calculation of cost of policies produced, cost of policies purchased, insurance liabilities, guaranty fund assessment accruals and deferred income taxes. Actual experience may differ from those estimates. Certain amounts from the 1995 and 1994 financial statements and notes have been reclassified to conform with the 1996 presentation.

     INVESTMENTS

     Fixed maturity investments are securities that mature more than one year after issuance. They include bonds, notes receivable and preferred stocks with mandatory redemption features and are classified as follows:

         ACTIVELY MANAGED - fixed maturity securities that may be sold prior to maturity due to changes that might occur in market interest rates, issuer credit quality or the Company's liquidity requirements. Actively managed fixed maturity securities are carried at estimated fair value and the unrealized gain or loss is recorded net of tax and related adjustments described below as a component of shareholder's equity.

         TRADING ACCOUNT - fixed maturity securities are bought and held principally for the purpose of selling them in the near term. Trading account securities are carried at estimated fair value. Unrealized gains or losses are included in net investment gains (losses). The Company did not hold any trading account securities during 1996, 1995 or 1994.

         HELD TO  MATURITY - (all other  fixed  maturity  securities)  are those securities which the Company has the ability and positive intent to hold to maturity, and are carried at amortized cost. The Company may dispose of these securities if the credit quality of the issuer deteriorates, if regulatory requirements change or under other unforeseen circumstances. The Company has not held any securities in this classification during 1996, 1995 or 1994.

     Anticipated returns, including investment gains and losses, from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and the cost of policies produced. When actively managed fixed maturity securities are stated at estimated fair value, an adjustment to the cost of policies purchased and the cost of policies produced may be necessary if a change in amortization would have been recorded if such securities had been sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows (including investment income), are insufficient to cover future benefits and expenses.

     Unrealized gains and losses and the related adjustments described in the preceding paragraph have no effect on earnings, but are recorded, net of tax, as a component of shareholder's equity. The following table summarizes the effect of these adjustments as of December 31, 1996:


                                                                                     EFFECT OF FAIR
                                                                    BALANCE        VALUE ADJUSTMENT ON
                                                                    BEFORE          ACTIVELY MANAGED          REPORTED
                                                                  ADJUSTMENT        FIXED MATURITIES           AMOUNT
                                                                  ----------        ----------------           ------
                                                                                  (Dollars in millions)

Actively managed fixed maturity securities....................      $1,810.8             $(15.7)              $1,795.1
Cost of policies purchased....................................         135.2                7.8                  143.0
Cost of policies produced.....................................          37.1                1.1                   38.2
Income tax liabilities........................................          32.2               (2.4)                  29.8
Net unrealized depreciation of fixed maturities...............           -                 (4.4)                  (4.4)


                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     When changes in conditions cause a fixed maturity investment to be transferred to a different category (e.g. actively managed, held to maturity or trading), the security is transferred to the new category at its fair value at the date of the transfer. There were no such transfers in 1996, 1995 or 1994. At the transfer date, the security's unrealized gain or loss is recorded as follows:

     o For transfers to the trading category, the unrealized gain or loss is recognized in earnings;

     o For transfers from the trading category, the unrealized gain or loss already recognized in earnings is not reversed;

     o For transfers to actively managed from held to maturity, the unrealized gain or loss is recognized in shareholder's equity; and

     o For transfers to held to maturity from actively managed, the unrealized gain or loss at the date of transfer continues to be recognized in shareholder's equity, but is amortized as a yield adjustment until ultimately sold.

     Credit-tenant loans are loans for commercial properties which require: (i) the lease of the principal tenant to be assigned to the Company; (ii) the lease to produce adequate cash flow to fund substantially all the cash requirements of the loan; and (iii) the principal tenant, or the guarantor of such tenant's obligations, to have an investment-grade credit rating when the loan is made. These loans also must be collateralized by the value of the related property. Underwriting guidelines take into account such factors as: (i) the lease term of the property; (ii) the borrower's management ability, including business experience, property management capabilities and financial soundness; and (iii) such economic, demographic or other factors that may affect the income generated by the property or its value. The underwriting guidelines generally require a loan-to-value ratio of 75 percent or less. Credit-tenant loans and traditional mortgage loans are carried at amortized cost.

     Policy loans are stated at their current unpaid principal balance.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months and are carried at amortized cost, which approximates fair value. The Company considers all short-term investments to be cash equivalents.

     Fees received and costs incurred in connection with origination of investments, principally mortgage loans, are deferred. Fees, costs, discounts and premiums are amortized as yield adjustments over the contractual life of the investments. Anticipated prepayments on mortgage-backed securities are taken into consideration in determining estimated future yields on such securities.

     The specific identification method is used to account for the disposition of investments. The differences between sale proceeds and carrying values are reported as investment gains and losses, or as adjustments to investment income if the proceeds are prepayments by issuers prior to maturity.

     The Company regularly evaluates investment securities, credit-tenant loans and mortgage loans based on current economic conditions, past credit loss experience and other circumstances of the investee. A decline in a security's net realizable value that is other than temporary is treated as an investment loss and the cost basis of the security is reduced to its estimated fair value. Impaired loans are revalued at the present value of expected cash flows discounted at the loan's effective interest rate when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the agreement. The Company accrues interest on the net carrying amount of impaired loans.

     As part of the Company's investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase its investment return or to improve liquidity. These transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     SEPARATE ACCOUNTS

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims which may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contract holders. The Company records the related liabilities at amounts equal to the underlying assets; the fair value of these liabilities equals their carrying amount.

     COST OF POLICIES PURCHASED

     The cost of policies purchased represents the portion of the acquisition cost that was allocated to the value of the right to receive future cash flows from insurance contracts existing at the date such insurance contracts were acquired. The value of cost of policies purchased is the actuarially determined present value of the projected future cash flows from the insurance contracts existing at the acquisition date. The method used to value the cost of policies purchased is consistent with the valuation methods used most commonly to value blocks of insurance business, which is also consistent with the basic methodology generally used to value assets. The method used is summarized as follows:

     o      Identify the expected future cash flows from the blocks of business.

     o Identify the risks inherent in realizing those cash flows (i.e., what is the probability that the cash flows will be realized).

     o Identify the rate of return necessary considering the risks inherent in realizing the cash flows.

     o Determine the value of the policies by discounting the expected future cash flows by the discount rate required.

     The expected future cash flows used in determining such value are based on actuarially determined projections of future premium collections, mortality, surrenders, operating expenses, changes in insurance liabilities, investment yields on the assets held to back the policy liabilities and other factors. These projections take into account all factors known or expected at the valuation date, based on the collective judgment of the Company's management. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs and other factors.

     The discount rate used to determine the value of the cost of policies purchased is the rate of return required in order to invest in the business being acquired. In determining this required rate of return, the following factors are considered:

     o The magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows.

     o      The cost of capital required to fund the acquisition.

     o The likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws.

     o The acquired business compatibility with other activities of the Company that may favorably affect future cash flows.

     o      The complexity of the acquired business.

     o Recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     After the cost of policies purchased is determined, it is amortized based on the incidence of the expected cash flows. This asset is amortized using the interest rate credited to the underlying policies.

     If renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs or other factors differ from expectations, amortization of the cost of policies purchased is adjusted. For example, the sale of a fixed maturity investment may result in a gain (or loss). If the sale proceeds are reinvested at a lower (or higher) earnings rate, there may also be a reduction (or increase) in future investment spread. Amortization must be increased (decreased) to reflect the change in the incidence of expected cash flows consistent with the methods used with the cost of policies produced (described below).

     Each year, the recoverability of the cost of policies purchased is evaluated by line of business within each block of purchased insurance business. If current estimates indicate that the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business purchased, will be insufficient to recover the cost of policies purchased, the difference is charged to expense. Amortization is adjusted consistent with the methods used with the cost of policies produced (as described below).

     The cost of policies purchased related to the original acquisition of the Company by the Partnership in 1990 is amortized under a slightly different method than that described above. However, the effect of the different method on 1996 net income was insignificant.

     COST OF POLICIES PRODUCED

     Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include commissions, certain costs of policy issuance and underwriting and certain agency expenses. For traditional life and health contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For immediate annuities with mortality risks, deferred costs are amortized in relation to the present value of benefits to be paid. For universal life-type, interest-sensitive and investment-type contracts, deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy (currently, 5 percent to 8 percent).

     Recoverability of the unamortized balance of cost of policies produced is evaluated regularly and considers anticipated investment income. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For traditional and most other contracts, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of discounted future cash flows and the policy liabilities is not sufficient to cover such asset balance.

     GOODWILL

     The excess of the cost of acquiring the Company's net assets over its estimated fair values is recorded as goodwill and is being amortized on the straight-line basis over a 40-year period. The Company periodically assesses the recoverability of goodwill through projections of future earnings of the acquired business. Such assessment is made based on whether goodwill is fully recoverable from projected undiscounted net cash flows from earnings of the acquired business over the remaining amortization period. If future evaluations of goodwill indicate a material change in the factors supporting recoverability over the remaining amortization period, all or a portion of goodwill may need to be written off or the amortization period shortened (no such changes have occurred).

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     INSURANCE LIABILITIES, RECOGNITION OF INSURANCE POLICY INCOME AND RELATED BENEFITS AND EXPENSES

     Reserves for traditional and limited-payment life insurance contracts are generally calculated using the net level premium method based on assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. The assumptions are based on projections using past and expected experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

     Reserves for universal life-type and investment-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed. Additional increases to insurance liabilities are made if future cash flows including investment income are insufficient to cover future benefits and expenses.

     For investment-type contracts without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for contracts that permit the Company or the insured to make changes in the contract terms (such as single-premium whole life and universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy administration and surrender penalties are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the contract liability account balance are charged to expense.

     For traditional life insurance contracts, premiums are recognized as income when due. Benefits and expenses are associated with earned premiums resulting in their level recognition over the premium paying period of the contracts. Such recognition is accomplished through the provision for future policy benefits and the amortization of deferred policy acquisition costs.

     For contracts with mortality risk, but with premiums paid for only a limited period (such as single-premium immediate annuities with benefits paid for the life of the annuitant), the accounting treatment is similar to traditional contracts. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments.

     Liabilities for incurred claims are determined using historical experience and represent an estimate of the present value of the ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are periodically reviewed and any adjustments are reflected in current operations.

     For participating policies, the amount of dividends to be paid (which are not significant) is determined annually by the Company. The portion of the earnings allocated to participating policyholders is recorded as an insurance liability.

     REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid over such limit by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $.5 million.

     Assets and liabilities related to insurance contracts are reported before the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities relating to the underlying reinsured insurance contracts.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     INCOME TAXES

     Income  tax  expense   includes   deferred  taxes  arising  from  temporary
differences between the tax and financial reporting basis of assets and liabilities. The effects of a tax rate change on current and accumulated deferred income taxes are reflected in the period in which the change was enacted.

     In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. If future income does not occur as expected, deferred income taxes may need to be written off.

     FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

     INVESTMENT SECURITIES: The estimated fair values of fixed maturity securities (including redeemable preferred stocks) are based on quotes from independent pricing services, where available. For investment securities for which such quotes are not available, the estimated fair values are determined using values obtained from broker-dealer market makers or by discounting expected future cash flows using current market interest rates applicable to the yield, credit quality of the investments and maturity of the investments.

     MORTGAGE LOANS, CREDIT-TENANT LOANS AND POLICY LOANS: The estimated fair values of mortgage loans, credit-tenant loans and policy loans are determined by discounting future expected cash flows using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     OTHER INVESTED ASSETS: The estimated fair values of these assets have been assumed to be equal to their carrying value. Such value is believed to be a reasonable approximation of the fair value of these investments.

     SHORT-TERM INVESTMENTS: The estimated fair values of short-term investments are based on quoted market prices, where available. The carrying amount reported in the balance sheet for these assets approximates their estimated fair value.

     INSURANCE LIABILITIES FOR INVESTMENT CONTRACTS: The estimated fair values of liabilities under investment-type insurance contracts are determined using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     INVESTMENT BORROWINGS: Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The estimated fair values of financial instruments are as follows:


                                                                          1996                              1995
                                                                   --------------------             ------------------
                                                                  Carrying        Fair             Carrying      Fair
                                                                   Amount         Value             Amount       Value
                                                                   ------         -----             ------       -----
                                                                                    (Dollars in millions)
     Financial assets issued for purposes other than trading:
       Actively managed fixed maturity securities...........      $1,795.1      $1,795.1          $2,030.9     $2,030.9
       Mortgage loans.......................................          77.3          77.0              95.5        108.9
       Credit-tenant loans..................................          93.4          92.5              79.4         79.7
       Policy loans.........................................          80.8          80.8              84.7         84.7
       Other invested assets................................          89.0          89.0              37.8         37.8
       Short-term investments...............................          14.8          14.8              19.0         19.0

     Financial liabilities issued for purposes other than trading:
       Insurance liabilities for investment contracts (1)...      $1,282.1      $1,282.1          $1,346.5     $1,346.5
       Investment borrowings................................          48.4          48.4              84.2         84.2


       ----------------------
       (1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1996 and 1995, because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments and because these rates are not generally guaranteed beyond one year. The Company is not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, the Company takes into consideration the estimated fair values of all insurance liabilities in its overall management of interest rate risk. The Company attempts to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.


2.   JEFFERSON NATIONAL MERGER

     On December 31, 1994, Jefferson National was merged with the Company, with the Company being the surviving corporation. The merger has been accounted for as a pooling of interests and, accordingly, the financial statements for 1994 have been restated to include the accounts of Jefferson National. Certain 1994 balances for the separate companies are as follows:


                                                                                Amount prior to     Jefferson
                                                                               Effect Of Merger     National        Combined
                                                                               ----------------     --------        --------
                                                                                           (Dollars in millions)
   Insurance policy income...................................................   $   53.2          $   45.4       $   98.6
   Net investment income.....................................................      101.9              86.0          187.9
   Total revenues............................................................      154.1             132.6          286.7
   Income before income taxes................................................       25.9              35.6           61.5
   Net income................................................................       16.7              22.1           38.8


                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



3.   INVESTMENTS

     At December 31, 1996, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:


                                                                                Gross          Gross          Estimated
                                                               Amortized     unrealized     unrealized          fair
                                                                 cost           gains         losses            value
                                                                 ----           -----         ------            -----
                                                                                 (Dollars in millions)
   United States Treasury securities and obligations
      of United States government corporations and
      agencies............................................   $     29.9       $    .3       $    .3          $     29.9
   Obligations of state and political subdivisions........          6.1            .1            .1                 6.1
   Debt securities issued by foreign governments..........         11.6           -              .5                11.1
   Public utility securities..............................        234.8           2.4           7.0               230.2
   Other corporate securities.............................        950.1          10.9          17.6               943.4
   Mortgage-backed securities.............................        578.3           2.3           6.2               574.4
                                                               --------         -----         -----            --------

      Total...............................................     $1,810.8         $16.0         $31.7            $1,795.1
                                                               ========         =====         =====            ========


     At December 31, 1995, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:


                                                                                Gross          Gross          Estimated
                                                               Amortized     unrealized     unrealized          fair
                                                                 cost           gains         losses            value
                                                                 ----           -----         ------            -----
                                                                                 (Dollars in millions)

   United States Treasury securities and obligations
      of United States government corporations and
      agencies............................................ $     59.2          $  2.1         $  -         $     61.3
   Obligations of state and political subdivisions........        9.3              .2             .1              9.4
   Debt securities issued by foreign governments..........        8.3              .3            -                8.6
   Public utility securities..............................      351.6            11.4            2.0            361.0
   Other corporate securities.............................      888.0            34.0            6.4            915.6
   Mortgage-backed securities.............................      663.7            12.2             .9            675.0
                                                             --------           -----           ----         --------

          Total...........................................   $1,980.1           $60.2           $9.4         $2,030.9
                                                             ========           =====           ====         ========


     Actively managed fixed maturity securities, summarized by the source of their estimated fair value, were as follows at December 31, 1996:


                                                                                                      Estimated
                                                                                     Amortized          fair
                                                                                       cost             value
                                                                                       ----             -----
                                                                                         (Dollars in millions)

Nationally recognized pricing services..........................................        $1,516.7        $1,500.4
Broker-dealer market makers.....................................................           242.9           243.6
Internally developed methods (calculated based
   on a weighted-average current market yield of 10.2 percent)..................            51.2            51.1
                                                                                        --------        --------

         Total .................................................................        $1,810.8        $1,795.1
                                                                                        ========        ========


                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The following table sets forth actively managed fixed maturity securities at December 31, 1996, classified by rating categories. The category assigned is the highest rating by a nationally recognized statistical rating organization or, as to $23.5 million fair value of fixed maturity securities not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For the purposes of this table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB-"; Class 3, "BB-"; and Classes 4-6, "B+ and below":



                                                                                           Percent of       Percent of
Investment                                                                                    fixed           total
  Rating                                                                                   maturities      investments
--------                                                                                   ----------      -----------

AAA  .................................................................................       37%              28%
AA   .................................................................................        6                5
A    .................................................................................       21               15
BBB+ .................................................................................        9                6
BBB  .................................................................................       13               10
BBB- .................................................................................        7                5
                                                                                           ----             ----

     Investment-grade.................................................................       93               69
                                                                                            ----             ---

BB+  .................................................................................        1                1
BB   .................................................................................        1                1
BB-  .................................................................................        2                2
B+ and below   .......................................................................        3                2
                                                                                           ----             ----

     Below investment-grade...........................................................        7                6
                                                                                           ----             ----

         Total actively managed fixed maturities......................................      100%              75%
                                                                                            ===             ====


     Below   investment-grade   actively  managed  fixed  maturity   securities,
summarized by the amount their amortized cost exceeds fair value, were as follows at December 31, 1996:

                                                                                                            Estimated
                                                                                         Amortized            fair
                                                                                           cost               value
                                                                                           ----               -----
                                                                                             (Dollars in millions)
Amortized cost exceeds fair value by more than 15%..................................     $    3.1            $    1.7
Amortized cost exceeds fair value by more than 5% but not more than 15%.............         18.4                16.8
All others..........................................................................        111.1               113.3
                                                                                          -------             -------

         Total......................................................................       $132.6              $131.8
                                                                                           ======              ======

     The Company had no fixed maturity investments in technical or substantive default as of December 31, 1996. The Company recorded writedowns of fixed maturity investments and other invested assets totaling $.8 million in 1996, $1.6 million in 1995 and $1.0 million in 1994, as a result of changes in conditions which caused it to conclude the decline in the fair value of the investment was other than temporary. As of December 31, 1996, there were no fixed maturity investments about which the Company had serious doubts as to the ability of the issuer to comply with the contractual terms of their obligations on a timely basis. Investment income foregone due to defaulted securities was $.2 million in 1996, $.1 million in the four months ended December 31, 1995 and $1.3 million in 1994. There was no investment income foregone due to defaulted securities during the eight months ended August 31, 1995.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Actively managed fixed maturity securities at December 31, 1996, summarized by contractual maturity date, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because most mortgage-backed securities provide for periodic payments throughout their lives.

                                                                                                        Estimated
                                                                                       Amortized          fair
                                                                                         cost             value
                                                                                         ----             -----
                                                                                           (Dollars in millions)

Due in one year or less.........................................................      $      10.7     $      10.6
Due after one year through five years...........................................            102.3           103.1
Due after five years through ten years..........................................            314.7           313.5
Due after ten years.............................................................            804.8           793.5
                                                                                       ----------      ----------

       Subtotal.................................................................          1,232.5         1,220.7
Mortgage-backed securities......................................................            578.3           574.4
                                                                                         --------        --------

       Total ...................................................................         $1,810.8        $1,795.1
                                                                                         ========        ========

     Net investment income consisted of the following:


                                                          Year        Four months   Eight months        Year
                                                          ended         ended           ended           ended
                                                      December 31,   December 31,    August 31,     December 31,
                                                          1996           1995           1995            1994
                                                          ----           ----           ----            ----
                                                                          (Dollars in millions)

Actively managed fixed maturity securities.......        $146.4          $53.9          $110.2         $157.9
Mortgage loans...................................          11.8            4.8             8.0           13.0
Credit-tenant loans .............................           7.2            1.7             4.1            3.8
Policy loans.....................................           5.0            1.9             3.5            5.2
Short-term investments...........................           2.3             .8             1.9            3.8
Other invested assets............................          11.4             .3             1.6            3.2
Separate accounts................................          35.6           11.3             7.9            2.3
                                                         ------          -----          ------         ------

     Gross investment income.....................         219.7           74.7           137.2          189.2
Investment expenses..............................           1.3             .5              .8            1.3
                                                         ------          -----          ------         ------

     Net investment income.......................        $218.4          $74.2          $136.4         $187.9
                                                         ======          =====          ======         ======

     The Company did not have any fixed maturity investments and mortgage loans not accruing investment income in 1996, 1995 and 1994.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The proceeds from sales of actively managed fixed maturity securities were $938.3 million in 1996, $512.5 million in the four months ended December 31, 1995, $406.0 million in the eight months ended August 31, 1995 and $578.3 million in 1994.
Net investment gains consisted of the following:


                                                                  Year           Four months    Eight months         Year
                                                                  ended            ended            ended            ended
                                                              December 31,      December 31,     August 31,      December 31,
                                                                  1996              1995            1995             1994
                                                                  ------           ------          ------           ------
                                                                                     (Dollars in millions)
Fixed maturities:
   Gross gains .........................................          $ 16.6           $ 16.5          $ 14.4           $ 17.6
   Gross losses ........................................            (9.2)            (2.2)           (2.3)            (9.3)
   Other than temporary decline in fair value ..........             (.2)             (.4)           (1.2)            (1.0)
                                                                  ------           ------          ------           ------

     Net investment gains from fixed maturities
       before expenses .................................             7.2             13.9            10.9              7.3
Mortgage loans .........................................              --               --             (.2)              --
Other ..................................................              --               --            (1.0)            (3.1)
Other than temporary decline in fair value .............             (.6)              --              --               --
                                                                  ------           ------          ------           ------

     Net investment gains before expenses ..............             6.6             13.9             9.7              4.2
Investment gain expenses ...............................             3.9              1.4             2.4              4.0
                                                                  ------           ------          ------           ------

     Net investment gains ..............................          $  2.7           $ 12.5          $  7.3           $   .2
                                                                  ======           ======          ======           ======

     The change in net unrealized appreciation (depreciation) on investments consisted of the following:


                                                                  Year           Four months    Eight months         Year
                                                                  ended            ended            ended            ended
                                                              December 31,      December 31,     August 31,      December 31,
                                                                  1996              1995            1995             1994
                                                                  ------           ------          ------           ------
                                                                                    (Dollars in millions)
Actively managed fixed maturities ......................          $(66.5)          $ 45.5          $164.1           $(254.9)
Other invested assets ..................................            (1.3)              .1             5.1             (3.2)
                                                                  ------           ------          ------           ------

         Subtotal ......................................           (67.8)            45.6           169.2           (258.1)
Less effect on other balance sheet accounts:
   Cost of policies purchased ..........................            36.6            (26.3)          (64.1)            93.1
   Cost of policies produced ...........................             4.5             (2.7)          (12.0)            27.6
   Income taxes ........................................             9.7             (6.1)          (34.1)            49.1
                                                                  ------           ------          ------           ------

Change in net unrealized appreciation
   (depreciation) of securities ........................          $(17.0)          $ 10.5          $ 59.0           $(88.3)
                                                                  ======           ======          ======           ======


                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Investments in mortgage-backed securities at December 31, 1996, included collateralized mortgage obligations ("CMOs") of $221.6 million and mortgage-backed pass-through securities of $352.8 million. CMOs are securities backed by pools of pass-through securities and/or mortgages that are segregated into sections or "tranches." These securities provide for sequential retirement of principal, rather than the pro rata share of principal return which occurs through regular monthly principal payments on pass-through securities.

     The following table sets forth the par value, amortized cost and estimated fair value of investments in mortgage-backed securities including CMOs at December 31, 1996, summarized by interest rates on the underlying collateral:


                                                                                   Par       Amortized      Estimated
                                                                                  value        cost        fair value
                                                                                  -----        ----        ----------
                                                                                        (Dollars in millions)

Below 7 percent .....................................................            $209.6        $205.1          $201.5
7 percent - 8 percent................................................             247.4         241.5           240.6
8 percent - 9 percent................................................              70.9          69.7            69.3
9 percent and above..................................................              60.1          62.0            63.0
                                                                                 ------        ------          ------

     Total mortgage-backed securities................................            $588.0        $578.3          $574.4
                                                                                 ======        ======          ======

     The amortized cost and estimated fair value of mortgage-backed securities including CMOs at December 31, 1996, summarized by type of security were as follows:


                                                                                     ESTIMATED FAIR VALUE
                                                                                                        Percent
                                                                              Amortized                of fixed
                                                                                cost        amount    maturities
                                                                                ----        ------    ----------
TYPE                                                                                 (Dollars in millions)

Pass-throughs and sequential and targeted amortization classes...........       $458.7       $454.9     25%
Accrual (Z tranche) bonds................................................          9.6          9.7       1
Planned amortization classes and accretion directed bonds................         77.2         76.7       4
Subordinated classes ....................................................         32.8         33.1       2
                                                                                ------       ------      --

         Total mortgage-backed securities................................       $578.3       $574.4      32%
                                                                                ======       ======      ===

     The following table sets forth the amortized cost and estimated fair value of mortgage-backed securities as of December 31, 1996, based upon the pricing source used to determine estimated fair value:

                                                                                                        Estimated
                                                                                         Amortized        fair
                                                                                           cost           value
                                                                                           ----           -----
                                                                                           (Dollars in millions)

Nationally recognized pricing services .............................................        $515.1        $511.3
Broker-dealer market makers.........................................................          52.7          52.5
Internally developed methods (calculated based on a
       weighted-average current market yield of 7.4 percent)........................          10.5          10.6
                                                                                          --------      --------

         Total mortgage-backed securities...........................................        $578.3        $574.4
                                                                                            ======        ======

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



       At December 31, 1996, no mortgage loans or credit-tenant loans had defaulted as to principal or interest for more than 60 days, were in foreclosure, had been converted to foreclosed real estate or had been restructured while the Company owned them. At December 31, 1996, the Company had a loan loss reserve of $.9 million. Approximately 30 percent, 18 percent, 16 percent and 6 percent of the mortgage loan balance were on properties located in California, Indiana, Texas and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance.

       As part of its investment strategy, the Company enters into reverse repurchase agreements and dollar-roll transactions to increase its return on investments and improve its liquidity. These transactions are accounted for as short-term borrowings collateralized by pledged securities with book values approximately equal to the loan value. Such borrowings averaged approximately $115.3 million during 1996 compared to $84.4 million during 1995. The weighted average interest rate on short-term collateralized borrowings was 5.3 percent and 5.4 percent during 1996 and 1995, respectively. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (which was not material at December 31, 1996). The Company believes that the counterparties to its reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

       Investments on deposit for regulatory authorities as required by law were $17.1 million at December 31, 1996.

       No investments of a single issuer were in excess of 10 percent of shareholder's equity at December 31, 1996, other than investments issued or guaranteed by the United States government.

4.   INSURANCE LIABILITIES

     Insurance liabilities consisted of the following:


                                                                          INTEREST
                                            WITHDRAWAL     MORTALITY        RATE                 DECEMBER 31,
                                            ASSUMPTION    ASSUMPTION     ASSUMPTION         1996             1995
                                            ----------    ----------     ----------    -------------     --------
                                                                                             (Dollars in millions)
Future policy benefits:
  Investment contracts................          N/A          N/A            (b)           $1,282.1          $1,346.5
  Limited-payment contracts...........         None          (a)            8%               105.3              96.7
  Traditional life insurance                  Company
     contracts........................      experience       (a)            8%               146.2             153.5
  Universal life-type contracts.......          N/A          N/A            N/A              354.4             367.6
Claims payable and other
  policyholders'  funds...............          N/A          N/A            N/A               69.5              74.8
                                                                                          --------          --------

       Total..........................                                                    $1,957.5          $2,039.1
                                                                                          ========          ========

--------------------
(a) Principally modifications of the 1975-80 Basic Table, Select and Ultimate Table.

(b) At December 31, 1996 and 1995, approximately 98 percent of this liability represented account balances where future benefits were not guaranteed. The weighted average interest rate on the remainder of the liabilities, representing the present value of guaranteed future benefits, was approximately 7 percent at December 31, 1996.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Participating policies represented approximately 3.5 percent, 3.7 percent and 3.6 percent of total life insurance in force at December 31, 1996, 1995 and 1994, respectively, and approximately 2.7 percent, 2.4 percent and 7.5 percent of premium income for 1996, 1995 and 1994, respectively. Dividends on participating policies amounted to $1.9 million, $1.8 million and $1.7 million in 1996, 1995 and 1994, respectively.

5.   REINSURANCE

     Cost of reinsurance ceded where the reinsured policy contains mortality risks totaled $24.6 million in 1996, $29.1 million in 1995 and $35.3 million in 1994. This cost was deducted from insurance premium revenue. The Company is contingently liable for claims reinsured if the assuming company is unable to pay. Reinsurance recoveries netted against insurance policy benefits totaled $19.4 million in 1996, $19.5 million in 1995 and $27.5 million in 1994.

     Effective October 1, 1995, Western National Life Insurance Company, a former subsidiary of Conseco, recaptured certain annuity businesses ceded to the Company through a reinsurance agreement. Reserves related to these policies totaled $72.8 million. Recapture fees of $.7 million were recognized as income during the four months ended December 31, 1995.

     The Company's reinsurance receivable balance at December 31, 1996, relates to many reinsurers. No balance from a single reinsurer exceeds $7.0 million.

6.   INCOME TAXES

     Income tax liabilities consisted of the following:


                                                                                             DECEMBER 31,
                                                                                      1996                 1995
                                                                                      ----                 ----
                                                                                           (Dollars in millions)
Deferred income tax liabilities (assets):
   Cost of policies purchased and cost of policies produced..................        $60.3                $44.7
   Investments...............................................................         (3.3)                 8.6
   Insurance liabilities.....................................................        (19.7)               (21.7)
   Unrealized appreciation (depreciation)....................................         (2.5)                 7.2
   Other.....................................................................         (5.0)                (7.7)
                                                                                     -----                -----

       Deferred income tax liabilities.......................................         29.8                 31.1
Current income tax liabilities...............................................           --                  7.9
                                                                                     -----                -----

       Income tax liabilities................................................        $29.8                $39.0
                                                                                     =====                =====


Income tax expense was as follows:
                                                          Year        Four months   Eight months       Year
                                                          ended          ended          ended          ended
                                                      December 31,   December 31,    August 31,    December 31,
                                                          1996           1995           1995           1994
                                                          ----           ----           ----           ----
                                                                          (Dollars in millions)

Current tax provision...............................      $10.5          $11.9           $19.9         $20.0
Deferred tax provision (benefit)....................        4.9           (2.2)           (3.4)          2.7
                                                          -----         ------           -----         -----

       Income tax expense...........................      $15.4         $  9.7           $16.5         $22.7
                                                          =====         ======           =====         =====


                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Income tax expense differed from that computed at the applicable statutory rate of 35 percent for the following reasons:


                                                          Year        Four months   Eight months       Year
                                                          ended          ended          ended          ended
                                                      December 31,   December 31,    August 31,    December 31,
                                                          1996           1995           1995           1994
                                                          ----           ----           ----           ----
                                                                          (Dollars in millions)
Federal tax on income before income taxes at
   statutory rate....................................     $14.4           $9.0           $15.6         $21.5
State taxes and other................................        .6             .5              .4            .5
Nondeductible items..................................        .4             .2              .5            .7
                                                          -----           ----           -----         -----

     Income tax expense..............................     $15.4           $9.7           $16.5         $22.7
                                                          =====           ====           =====         =====


     The Company is currently being examined by the Internal Revenue Service for the 1994 tax year. The Company believes that the outcome of this examination will not have a material impact on its financial position or results of operations.


7.   RELATED PARTY TRANSACTIONS

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) were based on negotiated rates for periods prior to January 1, 1996. Pursuant to new service agreements effective January 1, 1996, such fees are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $44.1 million in 1996, $26.6 million in 1995 and $25.1 million in 1994.

     During 1996, the Company purchased $31.5 million par value of senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $34.7 million at December 31, 1996, and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1996, the Company forgave receivables from Conseco totaling $9.9 million. This transaction is reflected as a dividend to Conseco in the accompanying statement of shareholder's equity.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



8.   OTHER OPERATING INFORMATION

     Insurance policy income consisted of the following:


                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)
Direct premiums collected............................       $241.3          $ 82.8         $158.6         $ 240.3
Reinsurance assumed..................................          1.7              .7            2.0             3.1
Reinsurance ceded....................................        (24.6)          (11.2)         (17.9)          (35.3)
                                                          --------          ------        -------        --------
     Premiums collected, net of reinsurance..........        218.4            72.3          142.7           208.1
Less premiums on universal life and products without
   mortality risk which are recorded as additions to
   insurance liabilities.............................       (169.8)          (50.8)        (104.4)         (146.0)
                                                          --------          ------        -------        --------
     Premiums on products with mortality and morbidity
       risk, recorded as insurance policy income.....         48.6            21.5           38.3            62.1
Fees and surrender charges...........................         32.8            10.3           22.2            36.5
                                                          --------          ------        -------        --------

       Insurance policy income.......................     $   81.4          $ 31.8        $  60.5        $   98.6
                                                          ========          ======        =======        ========


     The four states with the largest shares of the Company's premiums collected in 1996 were Texas (29 percent), Florida (19 percent), California (9 percent) and Michigan (7 percent). No other state's share of premiums collected exceeded 5 percent.

     Other operating costs and expenses were as follows:


                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)
Policy maintenance expense...........................       $37.8         $  6.5           $14.0          $19.0
State premium taxes and guaranty assessments.........         4.4            1.6             1.1            3.0
Commission expense...................................        12.1            5.0             8.6           15.3
                                                            -----          -----           -----          -----

       Other operating costs and expenses............       $54.3          $13.1           $23.7          $37.3
                                                            =====          =====           =====          =====

     Anticipated returns from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and cost of policies produced. Sales of fixed maturity investments during 1996, 1995 and 1994, changed the incidence of profits on such policies because investment gains and losses were recognized currently and the expected future yields on the investment of policyholder balances were affected. Accordingly, amortization of the cost of policies purchased and cost of policies produced was increased by $2.5 million in 1996, $10.0 million in the four months ended December 31, 1995, $4.3 million for the eight months ended August 31, 1995, and $2.7 million in 1994.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The changes in the cost of policies purchased were as follows:


                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)

Balance, beginning of period.........................       $120.0          $159.0         $173.9          $93.0
   Amortization related to operations:
     Cash flow realized..............................        (26.2)           (9.4)         (19.1)         (30.4)
     Interest added..................................         13.1             5.0           12.7           20.8
   Amortization related to sales of fixed maturity
     investments.....................................         (2.2)           (8.3)          (3.4)          (2.6)
   Amounts related to fair value adjustment of actively
     managed fixed maturity securities...............         36.6           (26.3)         (64.1)          93.1
   Adjustment of balance due to new accounting
     basis and other.................................          1.7              --           59.0             --
                                                            ------          ------         ------         ------

Balance, end of period...............................       $143.0          $120.0         $159.0         $173.9
                                                            ======          ======         ======         ======


     Based on current conditions and assumptions as to future events on all policies in force, approximately 9.2 percent, 9.2 percent, 8.3 percent, 7.3 percent and 6.7 percent of the cost of policies purchased as of December 31, 1996, are expected to be amortized in each of the next five years, respectively. The discount rates used to determine the amortization of the cost of policies purchased ranged from 5 percent to 8 percent and averaged 5.5 percent.

     The changes in the cost of policies produced were as follows:


                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)

Balance, beginning of period.........................        $24.0           $25.9        $  63.2          $30.8
   Additions.........................................         13.2             3.0            6.6            9.4
   Amortization related to operations................         (3.2)            (.5)          (4.0)          (4.5)
   Amortization related to sales of fixed maturity
     investments.....................................          (.3)           (1.7)           (.9)           (.1)
   Amounts related to fair value adjustment of actively
     managed fixed maturity securities...............          4.5            (2.7)         (12.0)          27.6
   Adjustment of balance due to new accounting basis            --              --          (27.0)            --
                                                             -----           -----          -----          -----

Balance, end of period...............................        $38.2           $24.0          $25.9          $63.2
                                                             =====           =====          =====          =====

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



9.   STATEMENT OF CASH FLOWS

     Income taxes paid during 1996, 1995, and 1994, were $18.1 million, $19.3 million and $20.3 million, respectively.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.


10.  STATUTORY INFORMATION

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:


                                                          DECEMBER 31,
                                                     1996            1995
                                                      (Dollars in millions)

   Statutory capital and surplus..................   $140.3          $156.2
   Asset valuation reserve ("AVR")................     28.7            26.2
   Interest maintenance reserve ("IMR")...........     63.1            64.7
                                                   --------        --------

       Total......................................   $232.1          $247.1
                                                     ======          ======


     Statutory accounting practices classify certain segregated portions of surplus, called AVR and IMR, as liabilities. The purpose of these accounts is to stabilize statutory net income and surplus against fluctuations in the market value and creditworthiness of investments. The IMR captures all realized investment gains and losses resulting from changes in interest rates and provides for subsequent amortization of such amounts into statutory net income on a basis reflecting the remaining life of the assets sold. The AVR captures investment gains and losses related to changes in creditworthiness and is also adjusted each year based on a formula related to the quality and loss experience of the investment portfolio.

     The following table compares the pre-tax income determined on a statutory accounting basis with such income reported herein in accordance with GAAP:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



                                                            Year        Four months    Eight months      Year
                                                            ended         ended            ended         ended
                                                        December 31,   December 31,     August 31,   December 31,
                                                            1996           1995            1995          1994
                                                            ----           ----            ----          ----
                                                                           (Dollars in millions)

Pre-tax income as reported on a statutory accounting
   basis before transfers to and from and
   amortization of the IMR...........................       $40.2         $ 33.6          $ 50.2         $ 58.6

GAAP adjustments:
   Investments valuation.............................         4.9           (3.3)             .8            7.5
   Amortization related to operations................       (17.8)          (5.3)          (11.7)         (16.0)
   Amortization related to investment gains..........        (2.5)         (10.0)             (4.3)          (2.7)
   Deferral of cost of policies produced.............        13.2            3.0             6.6            9.4
   Insurance liabilities.............................         3.2            5.1             2.5            2.5
   Other ............................................         (.1)           2.7              .6            2.2
                                                            -----         ------          ------         ------

       Net effect of GAAP adjustments................          .9           (7.8)           (5.5)           2.9
                                                            -----         ------          ------         ------

       GAAP pre-tax income...........................       $41.1         $ 25.8          $ 44.7         $ 61.5
                                                            =====         ======          ======         ======



     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.7 million of the Company's net assets at December 31, 1996, are available for distribution in 1997 without permission of state regulatory authorities.